UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 1, 2019

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

North Carolina	1-10853	56-0939887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 1, 2019, BB&T Corporation (“BB&T”) and Branch Banking and Trust Company (“Branch Bank”) provided notices to each of BB&T’s named executive officers (other than Kelly S. King, BB&T’s Chairman and Chief Executive Officer) under the named executive officers’ respective employment agreements with BB&T and Branch Bank, which notices provide that BB&T and Branch Bank are not extending the term of the employment agreement, such that the term will be fixed to the 36-month period ending March 1, 2022 (unless earlier terminated in accordance with the employment agreement). Upon expiration of the term on March 1, 2022, the named executive officer’s employment would continue, although the terms of the employment agreement, including certain post-employment restrictions under the employment agreement, would cease to apply. If the merger agreement between BB&T and SunTrust Banks, Inc. (“SunTrust”) is terminated without consummation of the merger, the notice of term non-renewal will be of no force or effect and the term of the employment agreement as of March 1, 2019 will be reinstated.

The foregoing description of the notice of term non-renewal does not purport to be complete and is qualified in its entirety by reference to the full text of the notice of term non-renewal, a form of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

ITEM 8.01.	Other Events.

For the purposes of Rule 425 under the Securities Act of 1933, as amended, only that information contained in Item 5.02 relating solely to the proposed merger between BB&T and SunTrust is being filed under this Item 8.01.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Form of Notice of Term Non-Renewal under Employment Agreements

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of BB&T and SunTrust. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BB&T’s and SunTrust’s current expectations and assumptions regarding BB&T’s and SunTrust’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect BB&T’s or SunTrust’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BB&T and SunTrust, the outcome of any legal proceedings that may be instituted against BB&T or SunTrust, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BB&T and SunTrust do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of BB&T and SunTrust successfully, and the dilution caused by BB&T’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of BB&T and SunTrust disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BB&T, SunTrust and factors which could affect the forward-looking statements contained herein can be found in BB&T’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the Securities and Exchange Commission (“SEC”), and in SunTrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and its other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger with SunTrust, BB&T will file with the SEC a registration statement on Form S-4 to register the shares of BB&T’s capital stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of BB&T and SunTrust seeking their approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BB&T, SUNTRUST, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from BB&T at its website, www.bbt.com, or from SunTrust at its website, www.suntrust.com. Documents filed with the SEC by BB&T will be available free of charge by accessing BB&T’s website at http://bbt.com/ under the tab “About BB&T” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to BB&T Corporation, 200 West Second Street, Winston-Salem, North Carolina 27101, (336) 733-3065, and documents filed with the SEC by SunTrust will be available free of charge by accessing SunTrust’s website at http://suntrust.com/ under the tab “Investor Relations,” and then under the heading “Financial Information” or, alternatively, by directing a request by telephone or mail to SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, Georgia 30308, (877) 930-8971.

Participants in the Solicitation

BB&T, SunTrust and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BB&T and SunTrust in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about BB&T, and its directors and executive officers, may be found in the definitive proxy statement of BB&T relating to its 2018 Annual Meeting of Shareholders filed with the SEC on March 15, 2018, and other documents filed by BB&T with the SEC. Additional information about SunTrust, and its directors and executive officers, may be found in the definitive proxy statement of SunTrust relating to its 2018 Annual Meeting of Shareholders filed with the SEC on March 9, 2018, and other documents filed by SunTrust with the SEC. These documents can be obtained free of charge from the sources described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By:	/s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate Controller (Principal Accounting Officer)

Date: March 6, 2019